UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     December 3, 2007
                                                  ------------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey                08540
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            (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                     ---------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2007, the Compensation and Human Resources Committee of the Board of Directors of AMREP Corporation (the "Company") approved the awarding of bonuses to certain executive officers with respect to the fiscal year ended April 30, 2007. Pursuant to Item 402 of Regulation S-K, bonus information for these executives was not included in the Summary Compensation Table filed as part of the Company's annual proxy statement on August 23, 2007 because the amounts of the bonuses could not be calculated at the time the proxy statement was filed.

The following table updates portions of the Summary Compensation Table to reflect the bonus awards and should be read in conjunction with the other information included in the Company's annual proxy statement filed August 23, 2007:


----------------------------------------------- ---------------- ---------------
                                                     Bonus           Total
         Name and Principal Position                  ($)             ($)
----------------------------------------------- ---------------- ---------------
James Wall                                            128,000         519,315
Senior Vice President;
Chairman of the Board,
President and Chief Executive
Officer of the Company's AMREP
Southwest Inc. subsidiary
----------------------------------------------- ---------------- ---------------
Peter M. Pizza                                         20,000         219,459
Vice President, Chief Financial Officer and
Treasurer
----------------------------------------------- ---------------- ---------------
Irving Needleman                                       20,000         111,670
Vice President, General Counsel and Secretary
----------------------------------------------- ---------------- ---------------
Michael P. Duloc                                       25,000         397,587
President and Chief Executive Officer of the
Company's Kable Media Services, Inc.
subsidiary
----------------------------------------------- ---------------- ---------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AMREP CORPORATION
                                                    -----------------
                                                      (Registrant)

                                                    By:  /s/ Peter M Pizza
                                                        ------------------------
                                                         Peter M. Pizza
                                                         Vice President and
                                                         Chief Financial Officer

Date:  December 7, 2007